Exhibit 99.2
Endurance Specialty Holdings Ltd.
INVESTOR FINANCIAL SUPPLEMENT
THIRD QUARTER 2010

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda
Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm
This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents
Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:
Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2009.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2009 and December 31, 2008 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•	Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM — Not meaningful.

i

ENDURANCE SPECIALTY HOLDINGS LTD.
CORPORATE ORGANIZATION CHART

ii

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

	QUARTER ENDED		NINE MONTHS ENDED		Previous	Previous
	SEPTEMBER 30,		SEPTEMBER 30,		Quarter	Year to Date
	2010	2009	2010	2009	Change	Change

HIGHLIGHTS
Net income	$139,128	$153,842	$253,510	$381,279	(9.6)%	(33.5)%
Net income available to common and participating common shareholders	135,253	149,967	241,885	369,654	(9.8)%	(34.6)%
Net income allocated to common shareholders	132,785	147,445	237,320	362,989	(9.9)%	(34.6)%
Operating income [a]	119,388	148,064	237,276	367,039	(19.4)%	(35.4)%
Operating income available to common and participating common shareholders [a]	115,513	144,189	225,651	355,414	(19.9)%	(36.5)%
Operating income allocated to common shareholders [a]	113,404	141,764	221,390	349,005	(20.0)%	(36.6)%
Operating cash flow	174,406	205,409	390,580	431,188	(15.1)%	(9.4)%
Gross premiums written	555,574	469,622	1,864,011	1,812,083	18.3%	2.9%
Net premiums written	451,884	396,666	1,605,629	1,459,608	13.9%	10.0%
Net premiums earned	469,793	426,754	1,291,377	1,239,249	10.1%	4.2%
Total assets	8,535,237	8,557,281	8,535,237	8,557,281	(0.3)%	(0.3)%
Total shareholders’ equity	2,919,685	2,708,350	2,919,685	2,708,350	7.8%	7.8%

PER SHARE AND SHARES DATA
Basic earnings per common share
Net income (as reported)	$2.64	$2.63	$4.56	$6.46	0.4%	(29.4)%
Operating income (as reported) [a]	$2.25	$2.53	$4.25	$6.21	(11.1)%	(31.6)%
Diluted earnings per common share
Net income (as reported)	$2.51	$2.51	$4.33	$6.15	—	(29.6)%
Operating income (as reported) [a]	$2.14	$2.41	$4.04	$5.91	(11.2)%	(31.6)%

As Reported
Weighted average common shares outstanding	50,296	55,977	52,061	56,184	(10.1)%	(7.3)%
Weighted average common shares outstanding and dilutive potential common shares	52,998	58,782	54,851	59,020	(9.8)%	(7.1)%

Book Value Per
Book value [b]	$55.83	$44.97	$55.83	$44.97	24.1%	24.1%

Common Share
Diluted book value (treasury stock method) [b]	$51.83	$42.09	$51.83	$42.09	23.1%	23.1%

FINANCIAL RATIOS
Return on average common equity (ROAE), net income [c]	5.0%	6.3%	9.1%	16.4%	(1.3)	(7.3)
ROAE, operating income [a] [c]	4.3%	6.0%	8.5%	15.7%	(1.7)	(7.2)
Return on beg. common equity (ROBE), net income [d]	5.1%	6.6%	9.3%	18.4%	(1.5)	(9.1)
ROBE, operating income [a] [d]	4.4%	6.3%	8.7%	17.7%	(1.9)	(9.0)

Annualized ROAE, net income [c]	20.2%	25.1%	12.2%	21.8%	(4.9)	(9.6)
Annualized ROAE, operating income [a] [c]	17.2%	24.1%	11.3%	21.0%	(6.9)	(9.7)
Annualized ROBE, net income [d]	20.5%	26.4%	12.5%	24.5%	(5.9)	(12.0)
Annualized ROBE, operating income [a] [d]	17.5%	25.2%	11.6%	23.6%	(7.7)	(12.0)
Annualized investment yield	3.6%	5.0%	3.2%	5.3%	(1.4)	(2.1)

GAAP
Loss ratio	56.6%	49.6%	61.3%	56.7%	7.0	4.6
Acquisition expense ratio	14.4%	14.8%	15.3%	15.7%	(0.4)	(0.4)
General and administrative expense ratio	12.7%	15.1%	13.5%	14.5%	(2.4)	(1.0)

Combined ratio	83.7%	79.5%	90.1%	86.9%	4.2	3.2

[a]	Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 32 for a reconciliation to net income.

[b]	For detailed calculations, please refer to page 34.

[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

[d]	Beginning common equity for the stated periods excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME — QUARTERLY

	QUARTERS ENDED
	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	SEPT. 30, 2008
UNDERWRITING REVENUES
Gross premiums written	$555,574	$489,568	$818,869	$209,367	$469,622	$624,144
Premiums ceded	(103,690)	(38,765)	(115,927)	(62,925)	(72,956)	(130,121)

Net premiums written	$451,884	$450,803	$702,942	$146,442	$396,666	$494,023
Change in unearned premiums	17,909	5,592	(337,753)	247,501	30,088	15,606

Net premiums earned	$469,793	$456,395	$365,189	$393,943	$426,754	$509,629
Other underwriting income (loss)	322	(2,663)	295	(284)	5	(2,712)

Total underwriting revenues	$470,115	$453,732	$365,484	$393,659	$426,759	$506,917

UNDERWRITING EXPENSES
Losses and loss expenses	$266,132	$292,947	$232,597	$164,005	$211,683	$445,501
Acquisition expenses	67,443	66,708	63,944	72,821	63,026	70,598
General and administrative expenses	59,523	55,676	58,965	57,932	64,436	57,771

Total underwriting expenses	$393,098	$415,331	$355,506	$294,758	$339,145	$573,870

Underwriting income (loss)	$77,017	$38,401	$9,978	$98,901	$87,614	$(66,953)

OTHER OPERATING REVENUE
Net investment income	$53,654	$33,351	$56,479	$59,257	$71,559	$27,410
Interest expense	(9,051)	(9,050)	(7,608)	(7,541)	(7,540)	(7,535)
Amortization of intangibles	(2,588)	(2,588)	(2,588)	(2,699)	(2,588)	(2,588)

Total other operating revenue	$42,015	$21,713	$46,283	$49,017	$61,431	$17,287

INCOME (LOSS) BEFORE OTHER ITEMS	$119,032	$60,114	$56,261	$147,918	$149,045	$(49,666)

OTHER
Net foreign exchange gains (losses)	$12,565	$(129)	$(5,971)	$(1,008)	$2,963	$(15,477)
Net realized gains (losses) on investment sales	8,973	2,657	3,544	3,166	1,396	(7,574)

Total other-than-temporary impairment losses	(1,140)	(738)	(769)	(561)	(497)	(22,495)
Portion of loss recognised in other comprehensive income	(240)	(254)	(92)	(423)	—	—

Net impairment losses recognised in earnings [a]	(1,380)	(992)	(861)	(984)	(497)	(22,495)

Income tax (expense) benefit	(62)	(3,057)	2,816	5,733	935	(4,180)

NET INCOME (LOSS)	$139,128	$58,593	$55,789	$154,825	$153,842	$(99,392)
Preferred dividends	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$135,253	$54,718	$51,914	$150,950	$149,967	$(103,267)

KEY RATIOS/PER SHARE DATA
Loss ratio	56.6%	64.2%	63.7%	41.6%	49.6%	87.4%
Acquisition expense ratio	14.4%	14.6%	17.5%	18.5%	14.8%	13.8%
General and administrative expense ratio	12.7%	12.2%	16.1%	14.7%	15.1%	11.4%

Combined ratio	83.7%	91.0%	97.3%	74.8%	79.5%	112.6%

Basic earnings (losses) per common share	$2.64	$1.02	$0.95	$2.69	$2.63	$(1.76)
Diluted earnings (losses) per common share	$2.51	$0.97	$0.91	$2.56	$2.51	$(1.79)[c]

ROAE, net income (loss) [b]	5.0%	2.1%	2.0%	5.9%	6.3%	(4.7)%

[a]	Effective April 1, 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, which required the Company to identify whether an investment was in an unrealized loss position due to credit or non-credit related factors. Only credit related impairments are recognized in earnings.

[b]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

[c]	Represents diluted losses per share of ($1.79) calculated under the Treasury Stock Method which was the lower of the Treasury Stock Method and the Two-Class Method.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME — YTD

	NINE MONTHS ENDED			YEAR ENDED
	SEPT. 30, 2010	SEPT. 30, 2009	SEPT. 30, 2008	DEC. 31, 2009	DEC. 31, 2008
UNDERWRITING REVENUES
Gross premiums written	$1,864,011	$1,812,083	$2,010,798	$2,021,450	$2,246,420
Premiums ceded	(258,382)	(352,475)	(406,603)	(415,400)	(462,130)

Net premiums written	$1,605,629	$1,459,608	$1,604,195	$1,606,050	$1,784,290
Change in unearned premiums	(314,252)	(220,359)	(269,438)	27,142	(17,805)

Net premiums earned	$1,291,377	$1,239,249	$1,334,757	$1,633,192	$1,766,485
Other underwriting (loss) income	(2,046)	4,198	(1,519)	3,914	(3,973)

Total underwriting revenues	$1,289,331	$1,243,447	$1,333,238	$1,637,106	$1,762,512

UNDERWRITING EXPENSES
Losses and loss expenses	$791,676	$702,635	$910,328	$866,640	$1,135,431
Acquisition expenses	198,095	195,150	220,608	267,971	299,913
General and administrative expenses	174,164	179,222	160,308	237,154	216,365

Total underwriting expenses	$1,163,935	$1,077,007	$1,291,244	$1,371,765	$1,651,709

Underwriting income	$125,396	$166,440	$41,994	$265,341	$110,803

OTHER OPERATING REVENUE
Net investment income	$143,484	$224,943	$134,770	$284,200	$130,176
Interest expense	(25,709)	(22,633)	(22,603)	(30,174)	(30,171)
Amortization of intangibles	(7,764)	(7,764)	(7,913)	(10,463)	(10,675)

Total other operating revenue	$110,011	$194,546	$104,254	$243,563	$89,330

INCOME BEFORE OTHER ITEMS	$235,407	$360,986	$146,248	$508,904	$200,133

OTHER
Net foreign exchange gains (losses)	$6,465	$30,748	$(12,963)	$29,740	$(53,704)
Net realized gains (losses) on investment sales	15,174	3,137	(4,527)	6,303	24,769

Total other-than-temporary impairment losses	(2,647)	(50,432)	(41,039)	(50,993)	(82,135)
Portion of loss recognised in other comprehensive income	(586)	31,165	—	30,742	—

Net impairment losses recognised in earnings [a]	(3,233)	(19,267)	(41,039)	(20,251)	(82,135)

Income tax (expense) benefit	(303)	5,675	(5,962)	11,408	9,561

NET INCOME	$253,510	$381,279	$81,757	$536,104	$98,624
Preferred dividends	(11,625)	(11,625)	(11,625)	(15,500)	(15,500)

NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$241,885	$369,654	$70,132	$520,604	$83,124

KEY RATIOS/PER SHARE DATA
Loss ratio	61.3%	56.7%	68.2%	53.1%	64.3%
Acquisition expense ratio	15.3%	15.7%	16.5%	16.4%	17.0%
General and administrative expense ratio	13.5%	14.5%	12.0%	14.5%	12.2%

Combined ratio	90.1%	86.9%	96.7%	84.0%	93.5%

Basic earnings per common share	$4.56	$6.46	$1.18	$9.14	$1.41
Diluted earnings per common share	$4.33	$6.15	$1.09	$8.69	$1.31

ROAE, net income [b]	9.1%	16.4%	3.2%	22.7%	3.8%

[a]	Effective April 1, 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, which required the Company to identify whether an investment was in an unrealized loss position due to credit or non-credit related factors. Only credit related impairments are recognized in earnings.

[b]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009
ASSETS
Cash and cash equivalents	$600,227	$690,761	$668,049	$528,944	$614,437	$1,234,900
Fixed maturity investments available for sale, at fair value	5,063,873	4,908,774	4,793,451	4,548,618	4,494,429	4,059,327
Short term investments available for sale, at fair value	326,846	272,706	389,937	534,678	712,618	106,032
Preferred equity securities available for sale, at fair value	12,773	11,952	12,329	11,023	15,535	14,842
Other investments	360,629	346,938	368,035	351,352	335,498	318,729
Premiums receivable, net	1,039,689	1,086,818	935,244	565,348	828,316	1,052,662
Deferred acquisition costs	192,194	175,479	163,639	146,979	181,018	171,914
Securities lending collateral	127,680	281,391	128,299	66,913	113,499	174,846
Prepaid reinsurance premiums	160,070	143,438	179,603	120,941	169,097	223,267
Losses recoverable	324,757	247,888	246,583	467,664	454,972	361,605
Accrued investment income	32,315	30,880	28,746	30,367	27,826	26,668
Goodwill and intangible assets	184,543	186,657	189,246	191,450	194,033	195,873
Deferred tax assets	29,130	25,941	30,502	17,252	16,142	24,508
Receivable on pending investment sales	372	1,935	8,859	632	326,133	41,230
Other assets	80,139	78,880	54,031	84,533	73,728	72,942

TOTAL ASSETS	$8,535,237	$8,490,438	$8,196,553	$7,666,694	$8,557,281	$8,079,345

LIABILITIES
Reserve for losses and loss expenses	$3,401,312	$3,274,637	$3,138,905	$3,157,026	$3,241,244	$3,264,442
Reserve for unearned premiums	1,186,001	1,186,857	1,228,559	832,561	1,127,834	1,212,474
Deposit liabilities	36,952	39,641	39,729	42,638	47,338	51,787
Reinsurance balances payable	209,651	209,533	153,174	220,435	263,170	271,248
Securities lending payable	127,681	281,391	128,265	66,968	113,717	175,431
Debt	528,425	528,363	528,357	447,664	447,485	447,534
Payable on pending investment purchases	17,042	39,906	79,245	25	504,587	95,689
Other liabilities	108,488	86,005	79,232	112,094	103,556	85,143

TOTAL LIABILITIES	$5,615,552	$5,646,333	$5,375,466	$4,879,411	$5,848,931	$5,603,748

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000	$8,000
Common shares	49,685	52,664	54,230	55,116	56,716	57,091
Additional paid-in capital	715,834	822,572	882,684	929,577	986,701	1,008,374
Accumulated other comprehensive income (loss)	201,172	138,605	95,413	52,148	51,541	(67,495)
Retained earnings	1,944,994	1,822,264	1,780,760	1,742,442	1,605,392	1,469,627

TOTAL SHAREHOLDERS’ EQUITY	$2,919,685	$2,844,105	$2,821,087	$2,787,283	$2,708,350	$2,475,597

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$8,535,237	$8,490,438	$8,196,553	$7,666,694	$8,557,281	$8,079,345

Book value per common share	$55.83	$51.17	$49.44	$47.74	$44.97	$40.59
Diluted book value per common share (treasury stock method)	$51.83	$47.78	$45.89	$44.61	$42.09	$38.07

RATIOS
Debt-to-capital	15.3%	15.7%	15.8%	13.8%	14.2%	15.3%

ENDURANCE SPECIALTY HOLDINGS LTD.
The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios. Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures. The operating income depicted includes net premiums earned plus net investment income, less acquisition expenses and G&A expenses. The operating income depicted excludes the effects of income tax (expenses) benefits, amortization of intangibles and interest expense. Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios. Losses included above are net of reinsurance. Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year to no more than 25% of our shareholders’ equity.
Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009.

ENDURANCE SPECIALTY HOLDINGS LTD.
Annual Operating Income Profile Comparison

				Change from Jul. 1, 2009 - June 30, 2010 to		Change from Jan. 1, 2010 - Dec. 31, 2010 to
				Jul. 1, 2010 - June 30, 2011		Jul. 1, 2010 - June 30, 2011
	Jul. 1, 2009 -	Jan. 1, 2010 -	Jul. 1, 2010 -	$	$	$	$
(in millions)	June 30, 2010	Dec. 31, 2010	June 30, 2011	Change	Change	Change	Change
Median Result	$379	$339	$373	$(6)	(1.6%)	$34	10.0%
Average Result	324	286	320	(4)	(1.2%)	34	11.9%

1 in 10 year annual gain	24	(34)	8	(16)	(66.7%)	42	(123.5%)
1 in 25 year annual loss	(170)	(234)	(197)	(27)	15.9%	37	(15.8%)
1 in 50 year annual loss	(330)	(385)	(366)	(36)	10.9%	19	(4.9%)
1 in 100 year annual loss	(483)	(562)	(545)	(62)	12.8%	17	(3.0%)
1 in 250 year annual loss	(722)	(801)	(785)	(63)	8.7%	16	(2.0%)
1 in 500 year annual loss	(839)	(940)	(978)	(139)	16.6%	(38)	4.0%
Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT DISTRIBUTION
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

[a]	Other specialty includes the agriculture line in the Insurance segment and aerospace and marine and surety and other specialty lines in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED SEPT. 30, 2010

	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$303,561	$252,013	$555,574

Net premiums written	$204,293	$247,591	$451,884

Net premiums earned	$242,766	$227,027	$469,793
Other underwriting income (loss)	473	(151)	322

Total underwriting revenues	$243,239	$226,876	$470,115

UNDERWRITING EXPENSES
Losses and loss expenses	$172,015	$94,117	$266,132
Acquisition expenses	17,356	50,087	67,443
General and administrative expenses	29,256	30,267	59,523

Total expenses	$218,627	$174,471	$393,098

UNDERWRITING INCOME	$24,612	$52,405	$77,017

GAAP RATIOS
Loss ratio	70.9%	41.5%	56.6%
Acquisition expense ratio	7.1%	22.1%	14.4%
General and administrative expense ratio	12.1%	13.3%	12.7%

Combined ratio AS REPORTED	90.1%	76.9%	83.7%

Effect of favorable prior accident year reserve development	3.9%	11.3%	7.5%

Combined ratio net of prior accident year reserve development	94.0%	88.2%	91.2%

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	SEPT. 30, 2008
UNDERWRITING REVENUES
Gross premiums written	$303,561	$231,626	$464,341	$150,471	$248,673	$372,936

Net premiums written	$204,293	$194,987	$348,941	$88,432	$175,686	$248,601

Net premiums earned	$242,766	$227,858	$145,676	$191,151	$228,290	$270,298
Other underwriting income (loss)	473	—	(2)	89	382	—

Total underwriting revenues	$243,239	$227,858	$145,674	$191,240	$228,672	$270,298

UNDERWRITING EXPENSES
Losses and loss expenses	$172,015	$170,773	$86,084	$119,297	$168,861	$194,477
Acquisition expenses	17,356	16,554	17,426	18,619	20,409	24,065
General and administrative expenses	29,256	27,146	30,121	28,813	36,015	31,675

Total expenses	$218,627	$214,473	$133,631	$166,729	$225,285	$250,217

UNDERWRITING INCOME	$24,612	$13,385	$12,043	$24,511	$3,387	$20,081

GAAP RATIOS
Loss ratio	70.9%	74.9%	59.0%	62.4%	74.0%	71.9%
Acquisition expense ratio	7.1%	7.3%	12.0%	9.7%	8.9%	8.9%
General and administrative expense ratio	12.1%	11.9%	20.7%	15.1%	15.8%	11.8%

Combined ratio AS REPORTED	90.1%	94.1%	91.7%	87.2%	98.7%	92.6%

Effect of favorable prior accident year reserve development	3.9%	3.6%	12.1%	11.2%	6.1%	6.4%

Combined ratio net of prior accident year reserve development	94.0%	97.7%	103.8%	98.4%	104.8%	99.0%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	SEPT. 30, 2008
UNDERWRITING REVENUES
Gross premiums written	$252,013	$257,942	$354,528	$58,896	$220,949	$251,208

Net premiums written	$247,591	$255,816	$354,001	$58,010	$220,980	$245,422

Net premiums earned	$227,027	$228,537	$219,513	$202,792	$198,464	$239,331
Other underwriting (loss) income	(151)	(2,663)	297	(373)	(377)	(2,712)

Total underwriting revenues	$226,876	$225,874	$219,810	$202,419	$198,087	$236,619

UNDERWRITING EXPENSES
Losses and loss expenses	$94,117	$122,174	$146,513	$44,708	$42,822	$251,024
Acquisition expenses	50,087	50,154	46,518	54,202	42,617	46,533
General and administrative expenses	30,267	28,530	28,844	29,119	28,421	26,096

Total expenses	$174,471	$200,858	$221,875	$128,029	$113,860	$323,653

UNDERWRITING INCOME (LOSS)	$52,405	$25,016	$(2,065)	$74,390	$84,227	$(87,034)

GAAP RATIOS
Loss ratio	41.5%	53.5%	66.8%	22.0%	21.6%	104.9%
Acquisition expense ratio	22.1%	21.9%	21.2%	26.7%	21.5%	19.4%
General and administrative expense ratio	13.3%	12.5%	13.1%	14.4%	14.3%	10.9%

Combined ratio AS REPORTED	76.9%	87.9%	101.1%	63.1%	57.4%	135.2%

Effect of favorable prior accident year reserve development	11.3%	9.4%	9.5%	9.7%	10.3%	(0.5)%

Combined ratio net of prior accident year reserve development	88.2%	97.3%	110.6%	72.8%	67.7%	134.7%

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	SEPT. 30, 2008
INSURANCE SEGMENT
Agriculture	$156,162	$54,170	$350,199	$33,430	$104,021	$195,852
Professional lines	43,381	56,567	33,508	49,915	46,668	42,595
Casualty	40,538	55,406	34,228	31,680	39,671	29,196
Property	30,295	43,158	26,523	26,479	30,307	35,574
Healthcare liability	34,024	22,442	20,316	9,650	30,390	28,010
Workers’ compensation	(839)	(117)	(433)	(683)	(2,384)	41,709

TOTAL INSURANCE	$303,561	$231,626	$464,341	$150,471	$248,673	$372,936

REINSURANCE SEGMENT
Catastrophe	$45,513	$123,808	$122,669	$13,939	$31,637	$65,825
Casualty	81,167	56,919	107,974	34,543	61,394	53,914
Property	111,395	39,999	64,522	9,710	115,342	113,080
Aerospace and Marine	4,184	24,131	18,066	1,716	7,185	9,814
Surety and other specialty	9,754	13,085	41,297	(1,012)	5,391	8,575

TOTAL REINSURANCE	$252,013	$257,942	$354,528	$58,896	$220,949	$251,208

REPORTED TOTALS	$555,574	$489,568	$818,869	$209,367	$469,622	$624,144

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	SEPT. 30, 2008
INSURANCE SEGMENT
Agriculture	$89,119	$45,169	$268,107	$697	$71,767	$109,159
Professional lines	38,522	49,422	27,602	44,456	38,643	35,079
Casualty	23,700	37,527	21,038	19,875	25,025	18,141
Property	21,366	40,950	14,088	14,932	13,467	20,901
Healthcare liability	32,393	22,031	18,523	9,129	29,075	27,636
Workers’ compensation	(807)	(112)	(417)	(657)	(2,291)	37,685

TOTAL INSURANCE	$204,293	$194,987	$348,941	$88,432	$175,686	$248,601

REINSURANCE SEGMENT
Catastrophe	$41,154	$123,808	$122,759	$12,753	$31,637	$60,699
Casualty	81,163	56,831	107,263	34,537	61,387	53,912
Property	111,395	39,999	64,522	9,710	115,342	113,081
Aerospace and Marine	4,184	22,101	18,031	1,721	7,170	8,838
Surety and other specialty	9,695	13,077	41,426	(711)	5,444	8,892

TOTAL REINSURANCE	$247,591	$255,816	$354,001	$58,010	$220,980	$245,422

REPORTED TOTALS	$451,884	$450,803	$702,942	$146,442	$396,666	$494,023

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	SEPT. 30, 2008
INSURANCE SEGMENT
Agriculture	$134,864	$115,990	$46,612	$81,065	$107,821	$128,967
Professional lines	38,085	39,626	39,606	39,948	39,630	21,347
Casualty	25,682	26,315	24,658	23,525	24,389	21,685
Property	24,000	26,153	15,793	16,929	16,948	19,506
Healthcare liability	20,942	19,886	19,588	19,943	20,347	21,094
Workers’ compensation	(807)	(112)	(581)	9,741	19,155	57,699

TOTAL INSURANCE	$242,766	$227,858	$145,676	$191,151	$228,290	$270,298

REINSURANCE SEGMENT
Catastrophe	$74,675	$79,528	$81,888	$75,937	$68,342	$101,232
Casualty	71,844	64,906	61,516	55,805	52,694	43,992
Property	56,975	56,646	49,432	46,829	52,448	50,199
Aerospace and Marine	8,602	12,751	12,253	11,155	11,538	21,017
Surety and other specialty	14,931	14,706	14,424	13,066	13,442	22,891

TOTAL REINSURANCE	$227,027	$228,537	$219,513	$202,792	$198,464	$239,331

REPORTED TOTALS	$469,793	$456,395	$365,189	$393,943	$426,754	$509,629

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE NINE MONTHS ENDED SEPT. 30, 2010

			Reported
	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$999,528	$864,483	$1,864,011

Net premiums written	$748,221	$857,408	$1,605,629

Net premiums earned	$616,300	$675,077	$1,291,377
Other underwriting income (loss)	471	(2,517)	(2,046)

Total underwriting revenues	$616,771	$672,560	$1,289,331

UNDERWRITING EXPENSES
Losses and loss expenses	$428,872	$362,804	$791,676
Acquisition expenses	51,336	146,759	198,095
General and administrative expenses	86,523	87,641	174,164

Total expenses	$566,731	$597,204	$1,163,935

UNDERWRITING INCOME	$50,040	$75,356	$125,396

GAAP RATIOS
Loss ratio	69.6%	53.7%	61.3%
Acquisition expense ratio	8.4%	21.8%	15.3%
General and administrative expense ratio	14.0%	13.0%	13.5%

Combined ratio AS REPORTED	92.0%	88.5%	90.1%

Effect of favorable prior accident year reserve development	5.7%	10.1%	8.0%

Combined ratio net of prior accident year reserve development	97.7%	98.6%	98.1%

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2010	SEPT. 30, 2009	SEPT. 30, 2008	DEC. 31, 2009	DEC. 31, 2008
UNDERWRITING REVENUES
Gross premiums written	$999,528	$1,001,679	$1,230,043	$1,152,150	$1,426,366

Net premiums written	$748,221	$651,878	$839,132	$740,310	$980,598

Net premiums earned	$616,300	$632,552	$683,662	$823,703	$920,389
Other underwriting income	471	3,444	—	3,533	—

Total underwriting revenues	$616,771	$635,996	$683,662	$827,236	$920,389

UNDERWRITING EXPENSES
Losses and loss expenses	$428,872	$433,711	$513,598	$553,008	$681,735
Acquisition expenses	51,336	66,105	76,182	84,724	103,783
General and administrative expenses	86,523	90,953	77,308	119,766	103,211

Total expenses	$566,731	$590,769	$667,088	$757,498	$888,729

UNDERWRITING INCOME	$50,040	$45,227	$16,574	$69,738	$31,660

GAAP RATIOS
Loss ratio	69.6%	68.6%	75.1%	67.1%	74.1%
Acquisition expense ratio	8.4%	10.4%	11.2%	10.3%	11.3%
General and administrative expense ratio	14.0%	14.4%	11.3%	14.6%	11.2%

Combined ratio AS REPORTED	92.0%	93.4%	97.6%	92.0%	96.6%

Effect of favorable prior accident year reserve development	5.7%	11.2%	6.8%	11.2%	7.7%

Combined ratio net of prior accident year reserve development	97.7%	104.6%	104.4%	103.2%	104.3%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2010	SEPT. 30, 2009	SEPT. 30, 2008	DEC. 31, 2009	DEC. 31, 2008
UNDERWRITING REVENUES
Gross premiums written	$864,483	$810,404	$780,755	$869,300	$820,054

Net premiums written	$857,408	$807,730	$765,063	$865,740	$803,692

Net premiums earned	$675,077	$606,697	$651,095	$809,489	$846,096
Other underwriting (loss) income	(2,517)	754	(1,519)	381	(3,973)

Total underwriting revenues	$672,560	$607,451	$649,576	$809,870	$842,123

UNDERWRITING EXPENSES
Losses and loss expenses	$362,804	$268,924	$396,730	$313,632	$453,696
Acquisition expenses	146,759	129,045	144,426	183,247	196,130
General and administrative expenses	87,641	88,269	83,000	117,388	113,154

Total expenses	$597,204	$486,238	$624,156	$614,267	$762,980

UNDERWRITING INCOME	$75,356	$121,213	$25,420	$195,603	$79,143

GAAP RATIOS
Loss ratio	53.7%	44.3%	60.9%	38.8%	53.6%
Acquisition expense ratio	21.8%	21.3%	22.2%	22.6%	23.2%
General and administrative expense ratio	13.0%	14.5%	12.7%	14.5%	13.4%

Combined ratio AS REPORTED	88.5%	80.1%	95.8%	75.9%	90.2%

Effect of favorable prior accident year reserve development	10.1%	(6.4)%	(10.6)%	7.3%	10.1%

Combined ratio net of prior accident year reserve development	98.6%	86.5%	106.4%	83.2%	100.3%

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2010	SEPT. 30, 2009	SEPT. 30, 2008	DEC. 31, 2009	DEC. 31, 2008
INSURANCE SEGMENT
Agriculture	$560,531	$538,666	$660,193	$572,096	$690,318
Professional lines	133,456	143,884	92,613	193,799	142,253
Casualty	130,172	120,900	93,058	152,580	120,867
Property	99,976	98,142	119,116	124,621	159,408
Healthcare liability	76,782	73,305	69,987	82,955	80,692
Workers’ compensation	(1,389)	26,782	195,076	26,099	232,828

TOTAL INSURANCE	$999,528	$1,001,679	$1,230,043	$1,152,150	$1,426,366

REINSURANCE SEGMENT
Catastrophe	$291,990	$289,465	$301,277	$303,404	$315,262
Casualty	246,060	220,599	159,136	255,142	161,583
Property	215,916	205,375	182,302	215,085	192,652
Aerospace and Marine	46,381	42,980	70,600	44,696	80,521
Surety and other specialty	64,136	51,985	67,440	50,973	70,036

TOTAL REINSURANCE	$864,483	$810,404	$780,755	$869,300	$820,054

REPORTED TOTALS	$1,864,011	$1,812,083	$2,010,798	$2,021,450	$2,246,420

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2010	SEPT. 30, 2009	SEPT. 30, 2008	DEC. 31, 2009	DEC. 31, 2008
INSURANCE SEGMENT
Agriculture	$402,395	$323,783	$375,752	$324,480	$380,699
Professional lines	115,546	122,635	76,259	167,091	119,427
Casualty	82,265	71,196	68,207	91,071	86,610
Property	76,404	53,079	72,545	68,011	98,012
Healthcare liability	72,947	69,155	69,297	78,284	80,002
Workers’ compensation	(1,336)	12,030	177,072	11,373	215,848

TOTAL INSURANCE	$748,221	$651,878	$839,132	$740,310	$980,598

REINSURANCE SEGMENT
Catastrophe	$287,721	$289,465	$288,085	$302,218	$302,070
Casualty	245,257	220,361	160,365	254,897	162,617
Property	215,916	205,375	182,275	215,085	192,625
Aerospace and Marine	44,316	40,840	67,381	42,563	76,991
Surety and other specialty	64,198	51,689	66,957	50,977	69,389

TOTAL REINSURANCE	$857,408	$807,730	$765,063	$865,740	$803,692

REPORTED TOTALS	$1,605,629	$1,459,608	$1,604,195	$1,606,050	$1,784,290

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2010	SEPT. 30, 2009	SEPT. 30, 2008	DEC. 31, 2009	DEC. 31, 2008
INSURANCE SEGMENT
Agriculture	$297,466	$250,895	$254,957	$331,960	$343,909
Professional lines	117,317	112,599	59,109	152,547	85,781
Casualty	76,655	65,815	64,260	89,340	86,252
Property	65,946	59,316	53,153	76,245	75,584
Healthcare liability	60,416	60,276	66,336	80,219	86,423
Workers’ compensation	(1,500)	83,651	185,847	93,392	242,440

TOTAL INSURANCE	$616,300	$632,552	$683,662	$823,703	$920,389

REINSURANCE SEGMENT
Catastrophe	236,091	$221,045	$230,447	$296,982	$299,459
Casualty	198,266	153,060	141,283	208,865	182,258
Property	163,053	151,777	151,260	198,606	199,704
Aerospace and Marine	33,606	37,933	63,106	49,088	84,822
Surety and other specialty	44,061	42,882	64,999	55,948	79,853

TOTAL REINSURANCE	$675,077	$606,697	$651,095	$809,489	$846,096

REPORTED TOTALS	$1,291,377	$1,239,249	$1,334,757	$1,633,192	$1,766,485

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

	FOR THE NINE MONTHS
	ENDED SEPT. 30, 2010

Average common equity [a]	$2,653,484

Net premiums earned	$1,291,377
Combined ratio	90.1%
Operating margin	9.9%
Premium leverage	0.49	x

Implied ROAE from underwriting activity	4.9%

Average cash and invested assets at amortized cost	$6,047,248
Investment leverage	2.28	x
Year to date investment income yield, pretax	2.4%

Implied ROAE from investment activity	5.5%

Financing Costs [b]	(1.4)%

Implied Pre-tax Operating ROAE, for period [c]	9.0%

Implied Pre-tax Operating ROAE, annualized [c]	12.0%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated period, which excludes the $200 million liquidation value of the preferred shares.

[b]	Financing costs include interest expense and preferred dividends.

[c]	Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity — underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activites and the tax-effected impact of amortization expense.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,
	SEPT. 30, 2010		JUNE 30, 2010		MAR. 31, 2010		DEC. 31, 2009		2009		2008

Average common equity [a]	$2,681,895		$2,632,596		$2,604,185		$2,547,817		$2,297,283		$2,159,771

Net premiums earned	$469,793		$456,395		$365,189		$393,943		$1,633,192		$1,766,485

Premium leverage	0.18	x	0.17	x	0.14	x	0.15	x	0.71	x	0.82	x

Annualized premium leverage	0.72	x	0.68	x	0.56	x	0.62	x	0.71	x	0.82	x

Average cash and invested assets at amortized cost	$6,107,817		$6,064,800		$6,004,232		$5,945,790		$5,716,443		$5,539,981

Investment leverage	2.28	x	2.30	x	2.31	x	2.33	x	2.49	x	2.57	x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF SEPTEMBER 30, 2010 AND DECEMBER 31, 2009

	September 30, 2010		December 31, 2009
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$583,557	9.2%	$529,551	8.9%
Short-term investments	326,846	5.1%	534,678	8.9%
U.S. government and government agencies notes	990,103	15.6%	774,996	13.0%
Government and agency guaranteed corporates	752,386	11.9%	913,569	15.3%
U.S. government agency residential mortgage-backed securities	795,271	12.5%	923,422	15.5%
U.S. government agency commercial mortgage-backed securities	30,015	0.5%	32,851	0.5%
Municipals	27,430	0.4%	89,644	1.5%
Foreign government	141,342	2.2%	146,271	2.4%
Corporate securities	1,179,917	18.6%	603,738	10.1%
Non-agency residential mortgage-backed securities	251,043	4.0%	256,748	4.3%
Non-agency commercial mortgage-backed securities	604,489	9.5%	529,911	8.9%
Asset-backed securities	291,877	4.6%	277,468	4.6%
Preferred equity securities	12,773	0.2%	11,023	0.2%
Other investments [b]	360,629	5.7%	351,352	5.9%

Total	$6,347,678	100.0%	$5,975,222	100.0%

Ratings [e]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	$990,103	17.2%	$774,996	14.2%
AAA/Aaa	2,925,550	50.8%	3,388,723	62.2%
AA/Aa	443,877	7.7%	219,746	4.0%
A/A	756,605	13.1%	473,779	8.7%
BBB	54,534	0.9%	46,646	0.9%
Below BBB	228,195	4.0%	189,188	3.5%
Not Rated	4,628	0.1%	1,241	—
Other investments [b]	360,629	6.2%	351,352	6.5%

Total	$5,764,121	100.0%	$5,445,671	100.0%

Performance		September 30, 2010		December 31, 2009
Yield [c]		3.6%		5.0%
Duration in years [d]		2.25		2.30

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Investment Income	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009
Cash and fixed income securities	$39,839	$40,302	$39,510	$42,501	$41,171
Other Investments	13,815	(6,951)	16,969	16,756	30,388

Total net investment income	$53,654	$33,351	$56,479	$59,257	$71,559

Note:	[a]	Cash and equivalents, including operating cash, are shown net of investments pending settlement.

	[b]	Other investments includes investments in alternative and high yield bank loan funds.

	[c]	Annualized earned yield for the quarter ending 9/30/10 and twelve months ending 12/31/09 excludes realized and unrealized gains and losses on fixed maturity investments.

	[d]	Duration excludes other investments and operating cash.

	[e]	Excludes cash and equivalents.

ENDURANCE SPECIALTY HOLDINGS LTD.
STRUCTURED SECURITIES DETAIL
AS OF SEPT. 30, 2010

					Percentage of
Securitized (RMBS, CMBS, ABS and CDO) securities ratings			Fair Value	Percentage	Investment Portfolio
U.S. Government and agencies			$825,286	41.8%	13.0%
AAA/Aaa			807,848	41.0%	12.7%
AA/Aa			48,544	2.5%	0.8%
A/A			69,785	3.5%	1.1%
BBB			49,376	2.5%	0.8%
Below BBB			169,693	8.6%	2.7%
Not Rated			2,163	0.1%	—

Total			$1,972,695	100.0%	31.1%

					Percentage of
Structured securities sectors (RMBS, CMBS, ABS and CDO)			Fair Value	Percentage	Investment Portfolio
Commercial
Agency			$30,015	1.5%	0.5%
Non Agency			621,443	31.5%	9.8%
Residential
Agency			795,271	40.3%	12.5%
Non Agency			251,725	12.8%	4.0%
Consumer
Non Agency			274,241	13.9%	4.3%

Total			$1,972,695	100.0%	31.1%

	Spread Duration	3.03 years

					Percentage of
Commercial real estate collateralized debt obligations (CRE CDO’s)			Fair Value	Percentage	Investment Portfolio
AAA/Aaa			$1,979	18.1%	—
AA/Aa			2,108	19.3%	—
A/A			4,560	41.7%	0.2%
BBB			521	4.8%	—
Below BBB			1,764	16.1%	—

Total			$10,932	100.0%	0.2%

	Spread Duration	1.40 years

ENDURANCE SPECIALTY HOLDINGS LTD.
LARGEST TWENTY-FIVE CORPORATE HOLDINGS
AS OF SEPT. 30, 2010

	September 30, 2010
	Amortized		Unrealized	Credit
ISSUER (1) (2) (4)	Cost	Fair Value	Gain (Loss)	Quality (3)

NOVARTIS AG	$44,622	$46,942	$2,320	AA-
VERIZON COMMUNICATIONS INC.	42,492	45,356	2,865	A
JPMORGAN CHASE & CO	39,445	40,816	1,371	A+
CREDIT SUISSE GROUP AG	37,226	38,899	1,673	A+
WAL-MART STORES INC	34,835	36,558	1,723	AA
METLIFE INC	34,923	35,593	671	A
MORGAN STANLEY	34,033	35,321	1,287	A
AT&T INC	28,783	30,332	1,549	A
US BANCORP	26,780	27,573	793	A+
BANK OF NEW YORK MELLON CORP	24,655	25,473	818	AA-
HSBC HOLDINGS PLC	23,896	25,367	1,472	AA-
BANK OF NOVA SCOTIA	21,954	22,492	539	AA-
NEW YORK LIFE INSURANCE COMPANY	21,241	22,071	830	AAA
ORACLE CORPORATION	18,952	20,884	1,932	A
EDISON INTERNATIONAL INC	19,052	19,826	774	A
ROYAL DUTCH SHELL PLC	18,458	19,072	615	AA
RABOBANK NEDERLAND NV	16,067	18,248	2,181	AA+
PEPSICO INC	14,924	16,803	1,879	A
WESTPAC BANKING CORP	16,450	16,716	266	AA
ABBOTT LABORATORIES	15,985	16,692	707	AA
UNITED PARCEL SERVICE INC	15,190	15,500	310	AA-
HEWLETT-PACKARD COMPANY	14,963	15,088	124	A
NATIONAL GRID PLC	13,938	15,058	1,120	A-
MASSMUTUAL FINANCIAL GROUP	14,209	14,892	682	AA+
MEDTRONIC INC	13,399	14,186	787	AA-

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.

(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.

(3)	Represents weighted average credit quality of underlying issues.

(4)	Includes preferred equity securities.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED SEPT. 30, 2010			NINE MONTHS ENDED SEPT. 30, 2010
	GROSS	RECOVERIES	NET	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	3,274,637	(247,888)	3,026,749	3,157,026	(467,664)	2,689,362

Incurred related to:
Current year	365,851	(64,585)	301,266	1,034,519	(139,637)	894,882
Prior years	(14,408)	(20,726)	(35,134)	(121,693)	18,487	(103,206)

Total Incurred	351,443	(85,311)	266,132	912,826	(121,150)	791,676

Paid related to:
Current year	(93,862)	282	(93,580)	(122,467)	13,266	(109,201)
Prior years	(143,699)	8,379	(135,320)	(533,968)	250,561	(283,407)

Total Paid	(237,561)	8,661	(228,900)	(656,435)	263,827	(392,608)

Foreign currency translation	12,793	(219)	12,574	(12,105)	230	(11,875)

Balance, end of period	$3,401,312	$(324,757)	$3,076,555	$3,401,312	$(324,757)	$3,076,555

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE PERIODS ENDED
SEPT. 30, 2010

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2010	$(17,679)	$(20,915)	$(38,594)
Quarter ended June 30, 2010	(8,099)	(21,379)	(29,478)
Quarter ended September 30, 2010	(9,568)	(25,566)	(35,134)

Nine months ended September 30, 2010	$(35,346)	$(67,860)	$(103,206)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2009

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2009	$(36,798)	$(2,520)	$(39,318)
Quarter ended June 30, 2009	(19,842)	(16,132)	(35,974)
Quarter ended September 30, 2009	(13,952)	(20,449)	(34,401)
Quarter ended December 31, 2009	(21,486)	(19,710)	(41,196)

Year ended December 31, 2009	$(92,078)	$(58,811)	$(150,889)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2008

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2008	$(3,743)	$(37,211)	$(40,954)
Quarter ended June 30, 2008	(25,583)	(30,599)	(56,182)
Quarter ended September 30, 2008	(17,242)	(1,202)	(18,444)
Quarter ended December 31, 2008	(24,430)	(16,530)	(40,960)

Year ended December 31, 2008	$(70,998)	$(85,542)	$(156,540)

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY DEVELOPMENT TAIL
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

						FOR THE YEAR
	FOR THE QUARTERS ENDED					ENDED
	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	DEC. 31, 2009
INSURANCE SEGMENT
Short tail[a]	$(5,359)	$(5,632)	$(5,913)	$(5,071)	$(4,039)	$(26,485)
Long tail[b]	(3,480)	347	(1,441)	(16,363)	(9,554)	(51,349)
Other[c]	(729)	(2,814)	(10,325)	(52)	(359)	(14,244)

TOTAL INSURANCE	(9,568)	(8,099)	(17,679)	(21,486)	(13,952)	(92,078)

REINSURANCE SEGMENT
Short tail[a]	(17,666)	(18,108)	(19,546)	(8,894)	(12,297)	(40,001)
Long tail[b]	(6,010)	(3,848)	1,376	(7,196)	391	(1,806)
Other[c]	(1,890)	577	(2,745)	(3,620)	(8,543)	(17,004)

TOTAL REINSURANCE	(25,566)	(21,379)	(20,915)	(19,710)	(20,449)	(58,811)

REPORTED TOTALS	$(35,134)	$(29,478)	$(38,594)	$(41,196)	$(34,401)	$(150,889)

[a]	Short tail business is that for which development typically emerges within a period of several quarters. The Company’s short tail line of business in the Insurance segment includes its property line of business. The Company’s short tail lines in its Reinsurance segment include property, catastrophe, aerospace and marine and surety.

[b]	Long tail business is that for which development emerges over many years. The Company’s long tail lines of business in the Insurance segment includes casualty, healthcare liability, workers’ compensation and professional lines. The Company’s long tail line of business in the Reinsurance segment includes casualty.

[c]	The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company’s other lines of business included in the Insurance segment is agriculture and in the Reinsurance segment are aerospace and marine, and surety and other specialty.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance				Reinsurance				Reported
	Short Tail	Long Tail	Other	Total	Short Tail	Long Tail	Other	Total	Totals
AT SEPT. 30, 2010
Case reserves	$15,019	$378,887	$205,079	$598,985	$318,546	$240,800	$4,936	$564,282	$1,163,267
Total reserves	$48,572	$1,545,195	$233,189	$1,826,956	$659,724	$857,242	$57,390	$1,574,356	$3,401,312

Case reserves / Total reserves	30.9%	24.5%	87.9%	32.8%	48.3%	28.1%	8.6%	35.8%	34.2%

IBNR / Total reserves	69.1%	75.5%	12.1%	67.2%	51.7%	71.9%	91.4%	64.2%	65.8%

AT JUNE 30, 2010
Case reserves	$21,529	$305,802	$164,639	$491,970	$319,094	$243,640	$4,323	$567,057	$1,059,027
Total reserves	$48,703	$1,480,283	$182,932	$1,711,918	$667,755	$839,981	$54,983	$1,562,719	$3,274,637

Case reserves / Total reserves	44.2%	20.7%	90.0%	28.7%	47.8%	29.0%	7.9%	36.3%	32.3%

IBNR / Total reserves	55.8%	79.3%	10.0%	71.3%	52.2%	71.0%	92.1%	63.7%	67.7%

AT MAR. 31, 2010
Case reserves	$24,754	$284,110	$57,347	$366,211	$333,455	$240,149	$7,693	$581,297	$947,508
Total reserves	$54,630	$1,428,991	$118,019	$1,601,640	$652,179	$821,814	$63,272	$1,537,265	$3,138,905

Case reserves / Total reserves	45.3%	19.9%	48.6%	22.9%	51.1%	29.2%	12.2%	37.8%	30.2%

IBNR / Total reserves	54.7%	80.1%	51.4%	77.1%	48.9%	70.8%	87.8%	62.2%	69.8%

AT DEC. 31, 2009
Case reserves	$30,371	$277,148	$182,838	$490,357	$338,161	$256,668	$7,759	$602,588	$1,092,945
Total reserves	$61,080	$1,418,806	$200,104	$1,679,990	$604,380	$808,290	$64,366	$1,477,036	$3,157,026

Case reserves / Total reserves	49.7%	19.5%	91.4%	29.2%	56.0%	31.8%	12.1%	40.8%	34.6%

IBNR / Total reserves	50.3%	80.5%	8.6%	70.8%	44.0%	68.2%	87.9%	59.2%	65.4%

AT SEPT. 30, 2009
Case reserves	$36,609	$278,204	$225,816	$540,629	$361,748	$243,728	$7,466	$612,942	$1,153,571
Total reserves	$73,478	$1,379,446	$273,189	$1,726,113	$642,171	$806,832	$66,128	$1,515,131	$3,241,244

Case reserves / Total reserves	49.8%	20.2%	82.7%	31.3%	56.3%	30.2%	11.3%	40.5%	35.6%

IBNR / Total reserves	50.2%	79.8%	17.3%	68.7%	43.7%	69.8%	88.7%	59.5%	64.4%

ENDURANCE SPECIALTY HOLDINGS LTD.
SHAREHOLDER RETURN ANALYSIS

	NINE MONTHS ENDED	YEARS ENDED DECEMBER 31,				INCEPTION TO
	SEPT. 30, 2010	2009	2008	2007	2006	SEPT. 30, 2010
Income and Return on Equity:
Net income available to common and participating common shareholders	$241,885	$520,604	$83,121	$505,607	$482,626	$2,331,729

Operating income available to common and participating common shareholders	225,651	505,202	182,539	525,450	485,409	2,417,019

Average Shareholders’ equity [a]	2,653,484	2,297,283	2,159,771	2,205,067	1,885,209	1,906,245

Net income return on average equity	9.1%	22.7%	3.8%	22.9%	25.6%	14.0%[c]
Operating return on average equity	8.5%	22.0%	8.5%	23.8%	25.7%	14.5%[c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$51.83	$44.61	$33.06	$35.05	$28.87	$51.83

Dividends paid per share	0.75	1.00	1.00	1.00	1.00	6.88

Change in diluted book value per common share	16.2%	34.9%	(5.7)%	21.4%	24.6%	19.2%[c]

Total return to common shareholders [b]	17.9%	38.0%	(2.8)%	24.9%	28.9%	23.2%[c]

[a]	Excludes the $200 million liquidation value of the preferred shares.

[b]	Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.

[c]	Represents average non-compounded annual returns since December 31, 2001.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES FOR EPS CALCULATION — TWO CLASS METHOD

	QUARTERS ENDED		NINE MONTHS ENDED
	SEPT. 30,		SEPT. 30,
	2010	2009	2010	2009

DILUTIVE SHARES OUTSTANDING:
Average market price per share	$37.99	$33.37	$37.52	$28.88

AS REPORTED
Basic weighted average common shares outstanding (1)	50,296	55,977	52,061	56,184

Add: weighted avg. unvested restricted share units	16	26	18	26
Weighted average exercise price per share	—	—	—	—
Proceeds from unrecognized restricted share unit expense	$297	$758	$297	$758
Less: restricted share units bought back via treasury method	(8)	(23)	(9)	(26)

Add: weighted avg. dilutive warrants outstanding	2,986	3,197	2,992	3,952
Weighted average exercise price per share	$13.12	$14.12	$13.12	$14.12
Less: warrants bought back via treasury method	(1,031)	(1,353)	(1,046)	(1,932)

Add: weighted avg. dilutive options outstanding	1,334	1,947	1,497	1,989
Weighted average exercise price per share	$16.95	$16.96	$16.59	$17.02
Proceeds from unrecognized option expense	—	$19	—	$19
Less: options bought back via treasury method	(595)	(989)	(662)	(1,173)

Weighted average dilutive shares outstanding	52,998	58,782	54,851	59,020

Notes: (1)	Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.

ENDURANCE SPECIALTY HOLDINGS LTD.
EARNINGS PER SHARE INFORMATION — TWO CLASS METHOD

	QUARTERS ENDED SEPT. 30,		NINE MONTHS ENDED SEPT. 30,
	2010	2009	2010	2009

Net income	$139,128	$153,842	$253,510	$381,279
Less preferred dividends	(3,875)	(3,875)	(11,625)	(11,625)

Net income available to common and participating common shareholders	$135,253	$149,967	$241,885	$369,654

Less amount allocated to participating common shareholders [a]	(2,468)	(2,522)	(4,565)	(6,665)

Net income allocated to common shareholders	$132,785	$147,445	$237,320	$362,989

Denominator:
Weighted average shares — basic
Outstanding	50,296	55,964	52,058	56,161
Vested restricted share units	—	13	3	23

	50,296	55,977	52,061	56,184

Share Equivalents
Warrants	1,955	1,845	1,946	2,020
Options	739	957	835	816
Restricted share units	8	3	9	—

Weighted average shares — diluted	52,998	58,782	54,851	59,020

Basic earnings per common share	$2.64	$2.63	$4.56	$6.46

Diluted earnings per common share	$2.51	$2.51	$4.33	$6.15

[a]	Represents earnings attributable to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method.

ENDURANCE SPECIALTY HOLDINGS LTD.
OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION — TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED SEPT. 30,		NINE MONTHS ENDED SEPT. 30,
	2010	2009	2010	2009
Net income	$139,128	$153,842	$253,510	$381,279
(Less) Add after-tax items:
Net foreign exchange losses (gains)	(12,433)	(3,634)	(6,463)	(30,488)
Net realized (gains) losses on investments sales	(8,687)	(2,641)	(13,004)	(3,019)
Net impairment losses recognized in earnings	1,380	497	3,233	19,267

Operating income before preferred dividends	$119,388	$148,064	$237,276	$367,039
Preferred dividends	(3,875)	(3,875)	(11,625)	(11,625)

Operating income available to common and participating common shareholders	$115,513	$144,189	$225,651	$355,414
Less amount allocated to participating common shareholders [a]	(2,109)	(2,425)	(4,261)	(6,409)

Operating income allocated to common shareholders	$113,404	$141,764	$221,390	$349,005

Weighted average common shares outstanding
Basic	50,296	55,977	52,061	56,184
Dilutive	52,998	58,782	54,851	59,020

Basic per common share data
Net income allocated to common shareholders	$2.64	$2.63	$4.56	$6.46
(Less) Add after-tax items:
Net foreign exchange losses (gains)	(0.25)	(0.06)	(0.12)	(0.54)
Net realized (gains) losses on investments sales	(0.17)	(0.05)	(0.25)	(0.05)
Net impairment losses recognized in earnings	0.03	0.01	0.06	0.34

Operating income allocated to common shareholders	$2.25	$2.53	$4.25	$6.21

Diluted per common share data
Net income allocated to common shareholders	$2.51	$2.51	$4.33	$6.15
(Less) Add after-tax items:
Net foreign exchange losses (gains)	(0.24)	(0.07)	(0.12)	(0.52)
Net realized (gains) losses on investments sales	(0.16)	(0.04)	(0.23)	(0.05)
Net impairment losses recognized in earnings	0.03	0.01	0.06	0.33

Operating income allocated to common shareholders	$2.14	$2.41	$4.04	$5.91

[a]	Represents earnings attributable to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING
Market Price per Share
$35.00	$36.00	$37.00	$38.00	$39.00	$40.00	$41.00	$42.00	$43.00	$44.00	$45.00
52,258	52,307	52,353	52,397	52,438	52,479	52,515	52,551	52,586	52,619	52,649

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER SHARE

	SEPT. 30,		DEC. 31,
	2010	2009	2009

DILUTIVE COMMON SHARES OUTSTANDING:
Price per share at period end	$39.80	$36.47	$37.23

AS-IF CONVERTED [a]
Basic common shares outstanding [b]	48,716	55,773	54,195

Add: unvested restricted shares and restricted share units	988	969	954
Add: dilutive warrants outstanding	2,986	2,996	2,996
Weighted average exercise price per share	$13.12	$14.12	$13.87
Add: dilutive options outstanding	1,332	1,909	1,746
Weighted average exercise price per share	$16.95	$16.96	$16.60

Book Value [c]	$2,719,685	$2,508,350	$2,587,283
Add: proceeds from converted warrants	39,176	42,304	41,555
Add: proceeds from converted options	22,577	32,377	28,984

Pro forma book value	$2,781,438	$2,583,031	$2,657,822
Dilutive shares outstanding	54,022	61,647	59,891

Basic book value per common share	$55.83	$44.97	$47.74
Diluted book value per common share	$51.49	$41.90	$44.38

DILUTIVE COMMON SHARES OUTSTANDING:
Price per share at period end	$39.80	$36.47	$37.23

TREASURY STOCK METHOD
Basic common shares outstanding [b]	48,716	55,773	54,195

Add: unvested restricted shares and restricted share units	988	969	954
Add: dilutive warrants outstanding	2,986	2,996	2,996
Weighted average exercise price per share	$13.12	$14.12	$13.87
Less: warrants bought back via treasury method	(984)	(1,160)	(1,116)
Add: dilutive options outstanding	1,332	1,909	1,746
Weighted average exercise price per share	$16.95	$16.96	$16.60
Less: options bought back via treasury method	(567)	(888)	(779)

Dilutive shares outstanding	52,471	59,599	57,996

Basic book value per common share	$55.83	$44.97	$47.74
Diluted book value per common share	$51.83	$42.09	$44.61

[a]	The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding

[b]	Basic common shares includes vested restricted share units.

[c]	Excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
REGULATION G
In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 32 for a reconciliation of operating income to net income.
Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.
The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 34 for a reconciliation of diluted book value per common share to basic book value per common share.